Broadridge Financial Solutions, Inc. Investor Presentation December 2015

1© 2015    |     Forward‐Looking Statements  The Broadridge December 2015 Investor Presentation and other written or oral statements made from time to time by representatives of Broadridge  may contain "forward‐looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical  in nature, and which may be identified by the use of words such as "expects," "assumes," "projects," "anticipates," "estimates," "we believe," could be"  and other words of similar meaning, are forward‐looking statements. In particular, information about our future performance objectives are forward‐ looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may  cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk  Factors" of our Annual Report on Form 10‐K for the fiscal year ended June 30, 2015 (the "2015 Annual Report"), as they may be updated in any future  reports filed with the Securities and Exchange Commission. All forward‐looking statements speak only as of the date of the presentations and are  expressly qualified in their entirety by reference to the factors discussed in the 2015 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in  participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of  Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of  Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities  markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key  personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward‐ looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated  events, other than as required by law. Explanation of the Company’s Use of Non‐GAAP Financial Measures and Definitions of  Terms In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non‐GAAP”) and should be  viewed in addition to, and not as a substitute for, the Company’s reported results. These Non‐GAAP measures are indicators that management uses to  provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future  periods.  In addition, Broadridge believes this Non‐GAAP information helps investors understand the effect of these items on reported results and  provides a better representation of the Company’s performance.  Our Non‐GAAP historical and projected earnings results are adjusted to exclude the  impact of certain significant events from our GAAP results such as Acquisition Amortization and Other Costs.  Please see the Appendix provided at the end of this presentation entitled “Reconciliation of Non‐GAAP to GAAP Measures” for reconciliations of our  historical Non‐GAAP measures to the comparable GAAP measures and the definitions of terms used in the presentation. Use of Material Contained Herein The information contained in Broadridge’s December 2015 Investor Presentation is being provided for your convenience and information only.  This  information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy  is your responsibility.  Broadridge assumes no duty to update or revise the information contained in the presentations.  You may reproduce information  contained in the presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as  Broadridge Financial Solutions, Inc., which owns the copyright.  Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Broadridge Has Deep Connections Across Four Client Segments

- Institutional Broker-Dealers
- Bank-Owned Institutional Broker-Dealers
- Institutional Clearing Houses

1,100+
Banks & Brokers

~800
Mutual Fund Families

- Asset Managers
- Investment Managers
- Mutual Funds
- Retirement Plan Providers
- Hedge Funds
- Fund Administrators

6,700+
Institutional Investors

250+
Retirement Service Providers


Capital Markets
Asset Management
Broadridge
Wealth Management
Corporations

140,000,000
Individual Accounts (Globally)

~10,000
Corporate Issuers USA & Canada

- Retail Bank Brokerage
- Small Regional Brokerage
- Independent Advisors and RIAs
- Retail Clearing Houses
- Discount Brokers

- Corporate Issuers
- Corporate Treasury

80,000+
Financial Advisors

~45,000
Global Corporate Issuers

Broradridge
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3© 2015    |     Broadridge’s Technology‐Driven Solutions • Global Trade Processing (e.g., Equity, Fixed Income,  Accenture Post Trade Processing) • Enterprise Retail Trade Processing • FX&L / SWIFT Messaging /  Reconciliations • Data and Analytics • Revenue and Expense  Management • Managed Services • Customer Communications • Retirement Fund Trade  Processing • Data and Analytics • Revenue and Expense  Management • Investment Management  Solutions • Managed Services • Regulatory Communications • Customer Communications • Retail / Wealth Advisor Solutions • Tax Services • Data and Analytics • Digital Solutions • Managed Services • Corporate Issuer Solutions • Data and Analytics • FX&L / SWIFT Messaging /  Reconciliations

4© 2015    |     Broadridge’s Unique Franchise in Financial Services 98% client revenue  retention rate 50+ years of financial services experience of the top‐101 global banks are our clients10 #1 leading provider of U.S. beneficial proxy and  prospectus, U.S. fixed income &  Canadian equity processing Billion investor communications  processed annually 2+ average daily in North American  fixed income & equity trades $5+ Trillion  of outstanding shares in  U.S. processed, 50%+  rest of world 80%+ markets where we clear  and settle trades 70+ Investor  Communication  Solutions Global  Technology  & Operations + 1. Top 10 global banks based on total revenues in equity, FICC and IBD per Coalition Research, 1Q’14. Note: All Broadridge results and statistics are for FY ended 6/30/15 other than 5‐year average revenue retention rate. Our solutions range from SaaS to customized managed services supporting full outsourcing

5© 2015    |     We Report Two Operating Segments 1. Investor Communication Solutions 2. Global Technology & Operations

6© 2015    |     $24B Market Opportunity Bolstered By Key Market Trends Current Addressable Market  Key Market Trends Mutualization Strong drive to standardize duplicative,  non‐differentiating industry capabilities Digitization Digital technologies that enable lower  cost, higher touch interactions Data and Analytics Network and data assets that enable  clients to create unique value

ICS Revenue Overview

By Product[1]



Emerging & Acquired and Other
$267
13%
Fulfillment
$149
7%
Transaction Reporting
$163
8%
Interims
$225
11%
Proxy
$418
21%
Distribution
$809
40%
Increase in electronic distribution reduces postage revenue and increases margins

Broad Client Base

- BANKS
- BROKER-DEALERS
- MUTUAL FUNDS
- CORPORATE ISSUERS

1. Financial metrics in millions and statistics are for FY15 ended 6/30/15

Broadridge
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8© 2015    |     GTO Revenue Overview By Product1 Strong Market Position Clears and settles in over 70  countries Processes on average over  $5 trillion in equity and fixed  income trades per day in U.S.  and Canadian securities Provide fixed income trade  processing services to 16 of  the 22 primary dealers of fixed  income securities in the U.S. Equity (82%) Transaction‐Based, $135 Non‐transaction, $436 Fixed Income (18%) Transaction‐Based, $58 Non‐transaction, $64 1. Financial metrics in millions and statistics are for FY15 ended 6/30/15

Sustainable Growth, Operational Excellence, and a Sound Capital Deployment Strategy Will Drive Performance

Top Quartile Total Shareholder Return

Sustainable Growth

7–10% Recurring Fee 3-Year CAGR (FY14–FY17F)

- Drive organic growth in current markets
- Exploit adjacencies

Operational Excellence

Margin Expansion from 16% to ~18% (ending FY17F)

- Realize efficiencies
- Increase operational leverage

Capital Strategy

Target ~45% payout ratio[1] and share repurchase contributing 3–4% to TSR

- Consistent, strong FCF
- Balance investing and returning cash to shareholders

- **Strong and resilient franchise**
- **Ubiquitous presence in financial services**
- **Deep industry expertise**
- **Powerful service profit chain culture**

1. Dividend subject to Board approval

Broadridge

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Broadridge Has a Strong and Predictable Business Model

98% client revenue retention rate	90%+ of total revenue is recurring	Expanding portfolio of growth products
Consistently high retention rate reflects the strength of our client relationships Long-term contracts	Diverse revenue distribution • Over 1,100 broker-dealers • ~10,000 corporate issuers • ~800 mutual fund families	Growth products now contribute ~25% of recurring fee revenue vs. ~10% in FY10

Note: All Broadridge results and statistics are for FY ended 6/30/15 other than 5-year average revenue retention rate.

Broadridge
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11© 2015    |     FY11 FY15 FY11‐FY15  CAGR Total Revenue $2.2B $2.7B 6% Recurring Fee  Revenue $1.3B $1.7B 7% Adjusted Operating  Income $305M $497M 13% Adjusted Operating  Income Margin 14.1% 18.5% 110 bps  average p.a. Closed Sales $113M $146M 7% Strong Performance Provides Platform For Growth Note: Unaudited. Note: Adjusted Operating Income and Adjusted Operating Income Margin are Non‐GAAP measures

12© 2015    |     FY11–FY14 Recurring Fee Revenue Net New Business 5% Internal Growth 1% Acquisitions 2% 8% Total Revenue Recurring Fee 5% Event‐Driven 0% Distribution/Other 1% 6% FY15–FY17F 5%–7% 0%–1% ~2% 7%–10% 4%–6% ~0% ~1% 5%–7% Revenue Growth History and Objectives 3‐Year compounded annual growth rates (CAGRs)

Executing Our Capital Stewardship Strategy To Enhance Shareholder Value

Priority

Committed to a strong dividend	Targeting ~45% of net earnings
Targeting tuck-in acquisitions to drive growth	Selectively targeting about $400-600M from FY15 to FY17
Share repurchases	Increase targeted levels of share repurchases
Maintain investment grade credit rating	Using debt capacity for investments and capital return Target 2:1 Adjusted Debt/EBITDAR ratio

Broadridge
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Our Acquisition Track Record Is Strong

Broadridge has invested $765M in 14 key acquisitions since becoming a public company

- FY07 – FY09: Investigo, Access Data
- FY10 – FY13: City Networks, StockTrans, NewRiver, Matrix, Forefield, Paladyne
- FY14: Bonaire, Emerald Connect
- FY15: Trade Processing Business from M&T Bank Corporation's Wilmington Trust Retirement and Institutional Services Unit (WTRIS), Fiduciary Services and Competitive Intelligence unit from Thomson Reuters Lipper division, TwoFour Systems, Direxxis LLC

Our acquisitions portfolio is creating significant value for shareholders

- Portfolio IRR tracking to 20%+ as of year ended 6/30/15
- Contributed meaningful recurring fee revenue and EBITDA in FY15

Note: Including acquisitions done through FY15.

Note: Investment amounts reflect cash paid for acquisitions (net of cash acquired).

Broadridge
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15© 2015    |     Broadridge’s Investment Thesis • Resilient, predictable business model • Large market opportunity aligned with powerful industry trends • Unique franchise and ubiquitous presence • Track record driving growth through new products and tuck‐in acquisitions • Low capital intensity and strong free cash flow enable effective capital stewardship • Proven track record delivering top quartile TSR • Experienced management and highly engaged associate team focused on delivering  strong TSR

Appendix

17© 2015    |     FY16 Guidance (as of Q1 FY16 Earnings Call) Recurring Fee Revenue Growth 10 ‐ 12% Total Revenue Growth 8 ‐ 10% Adjusted Operating Income Margin ~18.4% Adjusted Diluted EPS Growth 8 ‐ 12% Free Cash Flows $350M ‐ $400M Closed Sales $120M ‐ $160M Note: Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

18© 2015    |     Reconciliation of Non‐GAAP to GAAP Measures – Adjusted Operating Income (Unaudited) Fiscal Year Ended June 30, 2015 2011 Adjusted Operating income (Non‐GAAP) $ 497.1 $ 304.6 Acquisition Amortization and Other Costs (30.2) (19.2) IBM Migration Costs ‐ (6.3) Operating income (GAAP) $ 466.9 $ 279.1 Adjusted Operating income margin (Non‐GAAP) 18.5% 14.1% Operating income margin (GAAP) 17.3% 12.9% (1)  Adjusted Diluted EPS growth (Non‐GAAP) is adjusted to exclude the impact of Acquisition Amortization and Other Costs.  (2)  Adjusted Operating income margin % (Non‐GAAP) is adjusted to exclude the impact of Acquisition Amortization and Other Costs.

19© 2015    |     Reconciliation of Non‐GAAP to GAAP Measures – FY16 Guidance (Unaudited) Earnings Per Share Growth Rate (1) FY16 Guidance Adjusted Diluted earnings per share (Non‐GAAP) 8% ‐ 12% growth Diluted earnings per share (GAAP) 7% ‐ 12% growth Operating Income Margin (2) FY16 Guidance Adjusted Operating income margin % (Non‐GAAP) ~18.4% Operating income margin % (GAAP) ~17.3% (1)  Adjusted Diluted EPS growth (Non‐GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2016  Non‐GAAP Adjusted Diluted EPS guidance estimates exclude estimated Acquisition Amortization and Other Costs, net of taxes, of $0.18 per share. (2)  Adjusted Operating income margin % (Non‐GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year  2016 Non‐GAAP Adjusted Operating income margin % guidance estimates exclude estimated Acquisition Amortization and Other Costs of $34 million. Note: Guidance does not take into consideration the effect of any future acquisitions, additional debt, and/or share repurchases.

20© 2015    |     Definitions Acquisition Amortization and Other Costs represent amortization charges associated with acquired intangible asset values as  well as other deal costs associated with the Company’s acquisition activity. Adjusted Debt/EBITDAR Ratio is calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense). Adjusted Operating Income is a Non‐GAAP measure and is defined as operating income adjusted to exclude the impact of  Acquisition Amortization and Other Costs. Closed Sales represent the expected recurring annual revenues for new client contracts that were signed by Broadridge during  the periods referenced. The amount of the closed sale is generally a reasonable estimate of annual revenues based on client  volumes or activity, excluding pass‐through revenues such as distribution revenues. These types of sales were previously  described as recurring revenue closed sales. Distribution revenues consist primarily of postage‐related expenses incurred in connection with our Investor Communication  Solutions segment. Earnings results and related metrics that are provided on a consolidated basis are Non‐GAAP measures as they are adjusted to  exclude the impact of certain significant events from our GAAP results such as the impact of Acquisition Amortization and Other  Costs.  Event‐Driven revenues are based on the number of special events and corporate transactions we process. Event‐driven activity is  impacted by financial market conditions and changes in regulatory compliance requirements, resulting in fluctuations in the  timing and levels of event‐driven fee revenues. As such, the timing and level of event‐driven activity and its potential impact on  revenues and earnings is difficult to forecast. Free Cash Flows (FCF) is a Non‐GAAP measure and is defined by Broadridge as net cash flows provided by operating activities,  less capital expenditures, software purchases and capitalized internal use software.  IBM Migration Costs are the costs incurred by Broadridge in connection with the migration of its data centers to IBM. Net New Business refers to recurring revenue from closed sales less recurring revenue from client losses.